Exhibit 10.1

FORM OF
AMENDMENT AND EXCHANGE AGREEMENT

This AMENDMENT AND EXCHANGE AGREEMENT (the “Agreement”), dated as of August [  ], 2014, is made by and among LabStyle Innovations Corp., a Delaware corporation, with headquarters located at 9 Halamish Street, Caesarea Industrial Park, 38900, Israel (the ”Company”), and the Company investor listed on the signature page attached hereto (the “Holder”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement (as defined below).

A.           Pursuant to that certain Securities Purchase Agreement, dated as of February 12, 2014, by and among the Company, the Holder and certain other investors party thereto (“Securities Purchase Agreement”), the Company sold to the Holders (i) shares (the “Common Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) and (ii) Warrants, in substantially the form attached to the Securities Purchase Agreement as Exhibit A (the “Warrants”), representing the right to acquire additional shares of Common Stock (the “Warrant Shares”).

B.           The Securities Purchase Agreement and related Registration Rights Agreement dated as of February 12, 2014 by and among the Company, the Holder and certain other investors party thereto (the “Registration Rights Agreement”) contain certain terms and conditions that the Company and the Holder desire to amend and/or terminate pursuant to the terms of this Agreement.

C.           In consideration of such amendments and/or terminations, the Company and the Holder desire to exchange all of the Warrants held by the Holders for shares of Common Stock (the “Exchange Shares”) pursuant to the terms hereof in a transaction undertaken in reliance upon the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “1933 Act”).

D.           The Company is negotiating the exchange of the other Warrants issued pursuant to the Securities Purchase Agreement that are currently outstanding in the same form as this Agreement (the “Other Agreements”).

NOW THEREFORE, in consideration of the foregoing mutual premises and the covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt, and legal adequacy of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.	INCORPORATION OF PREMISES; CAPITALIZED TERMS.

(a)           The Company and the Holder agree that the premises of this Agreement set forth above are incorporated into and form an integral part of this Agreement.

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(b)           Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Securities Purchase Agreement.

2.	ISSUANCE OF EXCHANGE SHARES.

Subject to the satisfaction (or waiver) of the conditions set forth in Section 5 and 6 below, the Company and the Holder hereby agree that on August 22, 2014, all the Warrants held by the Holder shall be exchanged, in a transaction undertaken in reliance upon the exemption from registration provided by Section 3(a)(9) of the 1933 Act (such transaction, the “Exchange”) into the number of Exchange Shares (the “Exchange Shares Number”) equal to the sum of (a) the number of shares of Common Stock equal to the difference calculated by subtracting (I) the Number of Shares Previously Delivered, as set forth on the Holder's signature page attached hereto, from (II) quotient determined by dividing (x) the Purchase Price paid by the Holder at the Closing as set forth on the Holder's signature page attached hereto by (y) the Adjustment Price and (b) the number of shares of Common Stock equal to the product of (i) the Number of Initial Warrants, as set forth on the Holder's signature page attached hereto, and (ii) the quotient determined by dividing $2.35 by $0.45. After such Exchange: (i) all of the Company’s obligations under the Securities Purchase Agreement to deliver any additional Adjustment Shares to the Holder will be deemed satisfied and (ii) all of the Company’s obligations under the Warrants held by the Holder will be deemed satisfied and such Warrants terminated. As used herein, the "Adjustment Price" means ninety percent (90%) of the lower of (i) the arithmetic average of the Weighted Average Prices of the Common Stock during the three (3) Trading Days immediately following August 18, 2014, and (ii) the Closing Sale Price of the Common Stock on August 21, 2014.

3.	EXCHANGE; CLOSING; AMENDMENTS.

(a)           Procedure. At the Closing (as defined in Section 3(b) hereof), the Company shall issue and deliver to the Holder a stock certificate representing the Exchange Shares in an amount equal to the Exchange Shares Number (or, with the consent of the Holder, issue Exchange Shares equal to the Exchange Shares Number by recording such Exchange Shares in the Holder’s account at Company’s transfer agent in restricted book entry form), with the Exchange Shares Number calculated pursuant to Section 2 hereof, and effective upon receipt of such Exchange Shares, the Warrants held by the Holder will be deemed cancelled and all rights of the Holder thereunder will terminate. No later than five (5) Business Days following the Closing Date (as defined in Section 2(b)), the Holder shall return the original Warrant to the Company.

(b)           Closing. The date and time of the closing (the “Closing”) of the transactions specified in Sections 2 and 3(a) above shall be 10:00 a.m., New York City Time, on August 22, 2014 (or such other date and time as is mutually agreed to by the Company and the Holder) (the “Closing Date”), subject to the notification of satisfaction (or waiver) of the conditions to Closing set forth in Sections 5 and 6 hereof. The Closing shall occur at the offices of Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, New York, New York 10105 and may be undertaken remotely by electronic exchange of documentation.

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(c)           Legends. The Holder understands that the certificates or other instruments representing the Exchange Shares and, until such time as the resale of the Exchange Shares have been registered under the 1933 Act, the stock certificates or other instruments representing the Exchange Shares, except as set forth below, shall bear any legend as required by the "blue sky" laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates or other instruments):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

At the request of the Holder, which request may be made by the Holder to the transfer agent at any practicable time following execution of this Agreement, on (i) the Closing Date, if the Company is then in compliance with Rule 144(c)(1) or (ii) such date occurring after the Closing Date if the Company is in compliance with Rule 144(c)(1) the ("Legend Removal Date"), the legend set forth above shall be removed and the Company shall issue to such holder by electronic delivery at the applicable balance account at the DTC, if, unless otherwise required by state securities laws: (i) such Exchange Shares are registered for resale under the 1933 Act, (ii) in connection with a sale, assignment or other transfer, such holder provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that such sale, assignment or transfer of the Exchange Shares may be made without registration under the applicable requirements of the 1933 Act, or (iii) the Exchange Shares can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A. The Company shall be responsible for the fees of its transfer agent and all DTC fees associated with such issuance as well as the fees of legal counsel to the Company if such counsel provides such opinion. If the Company shall fail for any reason or for no reason to issue to the holder of the Exchange Shares within three (3) Trading Days after the occurrence of any of (i) through (iii) above, issue such Exchange Shares to such holder by electronic delivery at the applicable balance account at DTC, and if on or after such Trading Day such holder effects a Buy-In, then the Company shall, within three (3) Trading Days after such holder's request and in the holder's discretion, either (i) pay the Buy-In Price in cash, at which point the Company's obligation to deliver such unlegended Exchange Shares shall terminate, or (ii) promptly honor its obligation to deliver to such holder such unlegended Exchange Shares as provided above and pay cash to such holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Sale Price (as of the Common Stock defined in the Warrants) on the date of the occurrence of any of clauses (i) through (iii), as applicable.

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(d)           Amendments to Transaction Documents.

(i)           Ratifications. Except as otherwise expressly provided herein, the Securities Purchase Agreement, the Registration Rights Agreement and each other Transaction Document, are, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the Closing Date (i) all references in the Securities Purchase Agreement to “this Agreement”, “hereto”, “hereof”, “hereunder” or words of like import referring to the Securities Purchase Agreement shall mean the Securities Purchase Agreement as amended by this Agreement, (ii) all references in the Registration Rights Agreement to “this Agreement”, “hereto”, “hereof”, “hereunder” or words of like import referring to the Registration Rights Agreement shall mean the Registration Rights Agreement as amended by this Agreement, and (iii) all references in the other Transaction Documents, to the “Securities Purchase Agreement” and “Registration Rights Agreement” (and corollary references to “thereto”, “thereof”, “thereunder” or words of like import referring to the Securities Purchase Agreement and the Registration Rights Agreement, respectively) shall mean the Securities Purchase Agreement and Registration Rights as amended by this Agreement.

(ii)           Amendments. Effective as of the Closing Date, each of the Transaction Documents are hereby amended as follows:

(1)           Sections 1(b) and 1(c) of the Securities Purchase Agreement are hereby deleted in their entirety and are of no further force and effect, with the effect in part that all of the Company’s obligations under the Securities Purchase Agreement or any other Transaction Document to deliver any additional Adjustment Shares to the Holder are irrevocably terminated.

(2)            Sections 4(j), 4(k), 4(l), 4(m), 4(n), 4(o) and 4(r) of the Securities Purchase Agreement are hereby deleted in their entirety and are of no further force and effect.

(3)           Section 2(b) of the Registration Rights Agreement (and any related defined terms appearing in Section 1 of the Registration Rights Agreement or related provisions of the Registration Rights Agreement generally) are hereby deleted in their entirety and are of no further force and effect, with the effect that the Company’s obligations under the Registration Rights Agreement to register with the SEC any Adjustment Shares or Warrant Shares (other than those registered under the Company’s Registration Statement on Form S-1, File No.: 333-194710, declared effective June 3, 2014 (the “Effective Registration Statement”)) are irrevocably terminated.

(4)            Section 2(f) of the Registration Rights Agreement is hereby deleted in its entirety and is of no further force and effect.

(5)            The defined term “Adjustment Shares” is hereby amended to mean and refer solely and exclusively to (i) the number of shares of Common Stock which were issued to the Holder on or about July 3, 2014 as the First Adjustment Amount and (ii) the Exchange Shares to be issued hereunder.

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(6)            The defined term “Common Shares” is hereby amended to include the Exchange Shares.

(7)            The defined terms “Initial Registrable Securities,” "Initial Required Registration Amount" and “Registrable Securities” are hereby amended to mean and refer solely and exclusively to the aggregate (i) 2,226,956 shares of Common Stock and (ii) 1,670,216 Warrant Shares issued on February 18, 2014 under the Transaction Documents.

(8)            The defined term “Registration Statement” is hereby amended to mean and refer solely and exclusively to the Effective Registration Statement.

(9)           The defined term “Transaction Documents” is hereby amended to include this Agreement.

(10)          All references to “Securities Purchase Agreement” and “Registration Rights Agreement” shall mean the Securities Purchase Agreement and Registration Rights Agreement, each as amended hereby.

(11)           The defined terms “Warrants” and “Warrant Shares” are hereby deleted in their entirety.

(iii)           Effect and Intent of this Agreement. To the extent of any inconsistencies in interpretation between the terms of this Agreement and the terms of the Transaction Documents as originally entered into between the Company and the Holder on or about February 12, 2014, and as subsequently amended, the terms of this Agreement shall govern. This Agreement has been entered into pursuant to discussions and negotiations solely between the Company and the Holder and shall be deemed an agreement in writing by the Holder to amend the Transaction Documents in accordance with the terms thereof. The Company and the Holder each acknowledge that the Company and the Holder have individually negotiated and entered into this Agreement without reference to any other holder of Company securities and that the Holder is not acting in concert with any other person or entity in entering into this Agreement or otherwise with respect to the Company. In addition, the Holder acknowledges and agrees that this Agreement is the result of arms’ length negotiations between the Company and the Holder and that the Holder has not been subject to any pressure by the Company, or any party acting on the Company’s behalf, to enter into this Agreement and/or consummate the transactions contemplated hereby.

4.	REPRESENTATIONS, AGREEMENTS, WARRANTIES AND COVENANTS.

(a)           Holder Representations, Warranties and Covenants. The Holder hereby represents, agrees, warrants and covenants, as applicable, to and with the Company that:

(i)           Authorization; Enforcement; Validity. The Holder has the power and authority to execute and deliver this Agreement and perform its obligations hereunder; and this Agreement and the transactions contemplated hereby have been duly authorized by the Holder. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Holder and shall constitute the legal, valid and binding obligations of the Holder enforceable against the Holder in accordance with its terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

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(ii)           No Conflicts. The execution, delivery and performance by the Holder of this Agreement and the consummation by the Holder of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of the Holder or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Holder is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to the Holder, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Holder to perform its obligations hereunder.

(iii)           Title to Warrant. The Holder is the beneficial owner and sole legal owner of, and has good and valid title to, the Warrant, free and clear of any mortgage, lien, pledge, charge, security interest, encumbrance, title retention agreement, option, equity or other adverse claim thereto other than encumbrances by one or more brokers of the Holder, which shall terminate upon the Closing, and encumbrances under federal or state securities laws (“Claims”). The Holder has not, in whole or in part, (i) assigned, transferred, hypothecated, pledged or otherwise disposed of the Warrant or its rights in the Warrant, or (ii) given any person or entity any transfer order, power of attorney or other authority of any nature whatsoever with respect to the Warrant. Good and valid title to the Warrant, free and clear of any Claims, will pass to the Company upon consummation of the transaction contemplated hereby.

(iv)           Waiver of Registration Failures and Delay Payments. Effective as of the Closing Date, the Holder irrevocably waives and forgives any Registration Failure, Filing Failure, Effectiveness Failure or Maintenance Failure and any and all related Registration Delay Payments (each as defined in the Registration Rights Agreement) that the Company has or may have incurred on or prior to the Closing Date and agrees that the Company will have no liability for (and is hereby irrevocably released from any and all claims or damages related to) the same from and after the Closing Date.

(v)           Waiver of Prior Breaches. Effective as of the Closing Date, the Holder irrevocably waives and forgives any breaches by the Company of any agreements, representations or covenants of the Company in the Transaction Documents occurring prior to the Closing Date relating to: (A) the due authorization or due reservation of any Adjustment Shares or other Company securities delivered or deliverable under the Transaction Documents which might have been, as of February 18, 2014, in excess of the Company’s authorized Common Stock and (B) the Company’s obligation to deliver registered Adjustment Shares to the Holder, and agrees that the Company will have no liability for (and is hereby irrevocably released from any and all claims or damages related to) the same from and after the Closing Date.

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(vi)           No Commissions. The Holder is not now, and following the Closing will not be, liable for any brokerage, finder’s or solicitation fees or commissions with respect to the transactions contemplated by this Agreement.

(b)           Company Representations, Warranties and Covenants. The Company hereby represents, agrees, warrants and covenants, as applicable, to and with the Holder that:

(i)           Authorization; Enforcement; Validity. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and to issue the Exchange Shares in accordance with the terms hereof and thereof. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, including, without limitation, the issuance of the Exchange Shares have been duly authorized by the Company’s Board of Directors and no further filing, consent or authorization is required by the Company, its Board of Directors or its stockholders. This Agreement has been duly executed and delivered by the Company, and constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(ii)           Issuance of Securities. The issuance of the Exchange Shares is duly authorized and, upon issuance in accordance with the terms hereof, the Exchange Shares shall be validly issued and free from all preemptive or similar rights, taxes, liens and charges and other encumbrances with respect to the issue thereof and the Exchange Shares shall be fully paid and nonassessable with the holder thereof being entitled to all rights accorded to a holder of Common Stock. The offer and issuance by the Company of the Exchange Shares in conformity with this Agreement constitute transactions exempt from registration under the 1933 Act pursuant to Section 3(a)(9) of the 1933 Act.

(iii)           No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby (including, without limitation, the issuance of the Exchange Shares) will not (i) result in a violation of the Company’ Certificate of Incorporation or Bylaws or other organizational documents of the Company or any of its Subsidiaries, any capital stock of the Company or any of its Subsidiaries or the articles of association or bylaws of the Company or any of its Subsidiaries or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including foreign, federal and state securities laws and regulations and the rules and regulations of Principal Market and including all applicable foreign, federal laws, rules and regulations) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected.

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(iv)           Consents. The Company is not required to obtain any consent from, authorization or order of, or make any filing or registration with any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement, in each case, in accordance with the terms hereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the Closing Date, and the Company is unaware of any facts or circumstances which might prevent the Company from obtaining or effecting any of the registration, application or filings contemplated by the Transaction Documents. The Company is not in violation of the requirements of the Principal Market and has no knowledge of any facts or circumstances which could reasonably lead to delisting or suspension of the Common Stock in the foreseeable future. The issuance by the Company of the Exchange Shares shall not have the effect of delisting or suspending the Common Stock from the Principal Market.

(v)           Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by the Principal Market, any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries, the Common Stock or any of the Company’s Subsidiaries or any of the Company’s or its Subsidiaries’ officers or directors, whether of a civil or criminal nature or otherwise, in their capacities as such.

(vi)           Other Agreements. The Company will not provide any holders of any Warrant which has the same terms as the Holder’s Warrant with a more favorable exchange ratio than is provided to the Holder hereunder or offer any consideration (other than the reimbursement of legal fees) to any holder of such warrants without offering the same consideration to the Holder.

(vii)           Standstill. The Company will not, from and after the date hereof and until the thirtieth (30) day following the later of (i) the date on which the Holder may sell all of the Exchange Shares without restriction or limitation pursuant to Rule 144 and (ii) the date the Company files its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2014 (such later date, the "Threshold Date"), (x) consummate any sale, pledge, contract to sell or other disposition of any equity securities or securities convertible, exercisable or exchangeable into equity securities of the Company (collectively, “Equity Securities”), other than Equity Securities (that are at the time of issuance and until the Threshold Date, shall be "restricted securities" (as defined under Rule 144)) issued or issuable: (A) to directors, officers, employees or bona fide consultants performing services typically performed by employees of the Company in their capacity as such pursuant to the Company’s existing or any future stock option, stock incentive or similar plan (as the same may be amended from time to time) approved by the Company’s Board of Directors and majority stockholders, (B) upon the conversion or exercise of Equity Securities (other than securities that are covered by clause (A) above) issued prior to the date hereof; and (C) pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that any such issuance shall only be to a Person (or to the equity holders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities for the purpose of raising capital or to an entity whose primary business is investing in securities, (y) enter into any equity line of credit, "at-the-market" offering (as defined in Rule 415(a)(4) under the 1933 Act) or substantially similar transaction, or (z) allow any registration statement with respect to any of the Company's securities to be declared effective by the SEC. For the avoidance of doubt, the Company shall not be prohibited from: (i) closing the exchanges contemplated by the Other Agreements, (ii) engaging in discussions, negotiations and document preparation with potential investors and agents regarding financing plans and related transactions for the Company and (iii) filing a registration statement with the SEC to register a primary offering of securities of the Company, as long as any such registration statement is not declared effective with the SEC on or prior to the Threshold Date.

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(viii)           SEC Filings. As of their respective filing dates, the Company’s filings with the SEC under the 1934 Act since February 18, 2014, including, without limitation, the Company’s Annual Report on Form 10-K filed on March 4, 2014 (the “SEC Documents”), complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(ix)           Disclosure of Transactions and Other Material Information. The Company shall file a current report on Form 8-K (the “8-K Filing”) on or before 8:30 a.m., New York City time, on the first Business Day after both this Agreement has been executed and the Other Agreements have been executed by the holders of all of the Warrants, in the form required by the 1934 Act, relating to the transactions contemplated by this Agreement and the Other Agreements and attaching this Agreement or a form hereof (including, without limitation, all schedules and exhibits to this Agreement) as an exhibit to such filing. From and after the filing of the 8-K Filing with the SEC, the Holder shall not be in possession of any material, nonpublic information received from the Company, any of its Subsidiaries or any of their respective officers, directors, employees or agents, that is not disclosed in the 8-K Filing. In addition, effective upon the filing of the 8-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and the Holder or any of its affiliates, on the other hand, shall terminate. The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents, not to, provide the Holder with any material, nonpublic information regarding the Company or any of its Subsidiaries from and after the date hereof without the express prior written consent of the Holder. To the extent that the Company, any of its Subsidiaries or any of their respective officers, directors, employees, affiliates or agents delivers any material, non-public information to the Holder without the Holder’s consent, the Company hereby covenants and agrees that the Holder’s shall not have any duty of confidentiality to the Company, any of its Subsidiaries or any of their respective officers, directors, employees, affiliates or agents with respect to, or a duty to the Company, any of its Subsidiaries or any of their respective officers, directors, employees, affiliates or agents not to trade on the basis of, such material, non-public information.

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(x)           Holding Period. For the purposes of Rule 144, the Company acknowledges that the holding period of the Exchange Shares may be tacked onto the holding period of the Warrants and the Company agrees not to take a position contrary to this Section 3(b)(x). The Company shall remove any restrictive legends on the Exchange Shares on the Legend Removal Date and agrees to take all actions, including, without limitation, the issuance by its legal counsel of any necessary legal opinions, necessary to issue Exchange Shares that are freely tradable on the Principal Market without restriction and not containing any restrictive legend without the need for any action by the Holder.

(xi)           Listing. The Company shall promptly secure the listing of all of (i) the Exchange Shares and (ii) any capital stock of the Company issued or issuable with respect to the Exchange Shares, as applicable, as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise (the “Listed Securities”) upon each national securities exchange and automated quotation system, if any, upon which the Common Stock is then listed (subject to official notice of issuance) and shall maintain such listing of all Listed Securities from time to time issuable under the terms of the Transaction Documents. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 3(b)(xi).

(xii)           Reporting Status. Until the earlier of (i) the date on which the Holder has sold all the Exchange Shares and (ii) the date on which the Holder may sell all of the Exchange Shares without restriction or limitation pursuant to Rule 144 and without the requirement to be in compliance with Rule 144(c)(1) (or any successor thereto) promulgated under the 1933 Act, the Company shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would no longer require or otherwise permit such termination.

(xiii)           No Integration Actions. None of the Company, any of its Affiliates or any Person acting on behalf of the Company or such Affiliate will sell, offer for sale or solicit offers to buy in respect of any security (as defined in the 1933 Act) that would be integrated with the issuance of the Exchange Shares in a manner that would require the registration under the 1933 Act of the issuance to the Holder or require shareholder approval under the rules and regulations of the Principal Market, and the Company will take all action that is appropriate or necessary to assure that its offerings of other securities will not be integrated for purposes of the 1933 Act or the rules and regulations of the Principal Market with the issuance of Exchange Shares contemplated hereby.

(xiv)           No Commissions. Except for a fixed financial advisory fee payable by the Company to ROTH Capital Partners, LLC, the Company is not now, and following the Closing will not be, liable for any brokerage, finder’s or solicitation fees or commissions with respect to the transactions contemplated by this Agreement.

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5.	CONDITIONS TO ComPANY’S OBLIGATIONs hereunder.

The obligations of the Company to the Holder hereunder are subject to the satisfaction of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing the Holder with prior written notice thereof:

(a)           The Holder shall have duly executed this Agreement and delivered the same to the Company; and

(b)           The representations and warranties of the Holder shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date which shall be true and correct as of such specified date), and the Holder shall have performed, satisfied and complied with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Holder at or prior to the Closing Date.

6.	CONDITIONS TO HOLDER’S OBLIGATIONs HEREUNDER.

The obligations of the Holder hereunder are subject to the satisfaction of each of the following conditions, provided that these conditions are for the Holder’s sole benefit and may be waived by the Holder in respect of itself at any time in its sole discretion by providing the Company with prior written notice thereof:

(a)           The Company shall have duly executed this Agreement and delivered the same to the Holder;

(b)           The holders of all outstanding Warrants shall have duly executed and delivered to the Company either this Agreement or an Other Agreement;

(c)           The Company shall have obtained the listing of all of the Exchange Shares on each Eligible Market on which the Common Stock is then listed for trading;

(d)           The representations and warranties of the Company under this Agreement shall be true and correct in all respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date which shall be true and correct as of such specified date) and the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date;

(e)           The Common Stock (i) shall be designated for quotation or listed on the Principal Market and (ii) shall not have been suspended, as of the Closing Date, by the SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, as of the Closing Date, either (A) in writing by the SEC or the Principal Market or (B) by falling below the minimum listing maintenance requirements of the Principal Market;

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(f)           Counsel for the Company shall have delivered a legal opinion to the Company's transfer agent instructing the transfer agent to deliver a number of Exchange Shares to the Holder equal to the Exchange Shares Number by crediting such Exchange Shares to the Holder's balance account with The Depository Trust Company through its Deposit / Withdrawal at Custodian system in accordance with the provisions of Section 3(a) hereof, and the Company's transfer agent shall have delivered such Exchange Shares to such balance account;

(g)           The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the transactions contemplated hereby; and

(h)           Since the date hereof, no event that could be reasonably expected to cause a Material Adverse Effect shall have occurred.

7.	TERMINATION.

In the event that the Closing shall not have occurred by on or before August 29, 2014, due to the Company’s or the Holder’s failure to satisfy the conditions set forth in Sections 4 and 5 hereof (and the nonbreaching party’s failure to waive such unsatisfied conditions(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party. Upon such termination, the terms hereof shall be null and void.

8.	MISCELLANEOUS.

(a)           Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

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(b)           Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

(c)           Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(d)           Severability. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

(e)           Entire Agreement; Amendments. This Agreement shall supersede all other prior oral or written agreements among the Holder, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein and therein, and this Agreement, and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Holder, and any amendment to this Agreement made in conformity with the provisions of this Section 8(e) shall be binding on the Holder and the Company. No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

(f)           Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered if delivered pursuant to Section 9(f) of the Securities Purchase Agreement).

(g)           Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Warrants.

(h)           No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

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(i)           Survival. The representations, warranties and covenants of the Company and the Holder contained herein shall survive the Closing and delivery of the Exchange Shares.

(j)           Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k)           No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Holder and the Company have caused their respective signature pages to this Agreement to be duly executed as of the date first written above.

COMPANY:

LABSTYLE INNOVATIONS CORP.

By:
Name:
Title:

[Signature Page to Amendment and Exchange Agreement]

IN WITNESS WHEREOF, the Holder and the Company have caused their respective signature pages to this Agreement to be duly executed as of the date first written above.

HOLDER:

[ ]

By:
Name:
Title:

Number of Initial Warrants[1]:

Purchase Price:

Number of Shares Previously Delivered[2]:

DWAC Instructions:

_________________________

_________________________

_________________________

_________________________

[Signature Page to Amendment and Exchange Agreement]

1 Insert number of Warrants issued to the Holder at the Closing.

2 Insert the number of shares of Common Stock equal to the sum of the number of Common Shares issued to the Holder at the Closing and First Adjustment Amount issued to the Holder pursuant to Section 1(b)(ii) of the Securities Purchase Agreement.